Execution copy

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT (this "Agreement") is dated as of November 23, 1999 and entered into by and between URBAN COOL NETWORK, INC., a ______ corporation ("Grantor"), and THE ELITE FUNDING GROUP, INC. a Florida corporation ("Secured Party").

                             PRELIMINARY STATEMENTS

      A. Grantor and Secured Party are party to that certain Loan Agreement dated as of November 23, 1999 ("Loan Agreement"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.

      B. In connection with the Loan Agreement, Secured Party has agreed to make certain Advances to the Grantor.

      C. It is a condition precedent to the Secured Party's willingness to make any Advance under the Loan Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to extend credit under the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

      SECTION 1. Security Interest. Grantor hereby grants and assigns to Secured Party, as of the Effective Date, and to the extent so assignable, a security interest, to secure payment and performance of all of the Secured Obligations (as defined below), in all of the following described personal property, if any, in which Grantor now or at any time hereafter has any interest, but only to the extent of Grantor's interest therein (collectively, the "Collateral"):

      All goods, building and other materials, supplies, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use in the business of Grantor or any business now or hereafter conducted by Grantor (the "Business"); together with all rents, issues, deposits and profits owed to Grantor; all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, general intangibles, judgments, chattel paper, instruments, documents, notes, drafts, letters of credit, insurance policies, insurance and condemnation awards and proceeds, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the Business; all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Business; all deposits or other security now or hereafter made with or given to utility companies by Grantor with respect to the Business; all advance payments of insurance premiums made by Grantor with respect to the Business; all plans, drawings and specifications relating to the Business; all loan funds held by Secured Party, whether or not disbursed; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Business; all other items of personal property (of whatever kind or nature) used in the operation of the Business; all of the rights and interest of Grantor in and under all management agreements, franchise agreements and leasing agreements affecting all or any portion of the Business; all of the rights and interest of Grantor in and to accounts that have been (or may hereafter be) established with any other financial; all property, whether tangible or intangible, now or hereafter maintained or held in or identified to any of such accounts, including, without limitation, all securities, bonds, documents, instruments, money, master notes, repurchase agreements, general intangibles and other rights to payment, whether certificated or uncertificated, and any collateral therefor and/or guaranties thereof; all of the rights and interest of Grantor in and to any interest rate protection agreement that may have been (or may hereafter be) entered into by Grantor in connection with any loan; all rents, revenues, issues, profits and income generated from the operation of the Business; all rights of Grantor as lessee under all chattel leases relating to furniture, fixtures, equipment or any other item used in connection with the operation of the Business;; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

      SECTION 2. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Loan Agreement and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any party of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of

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

every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "Secured Obligations").

      SECTION 3. No Assumption. Notwithstanding any of the foregoing, this Agreement shall not in any way be deemed to obligate Secured Party or any purchaser at a foreclosure sale under this Agreement to assume any of Grantor's obligations, duties, expenses or liabilities under any other agreements now existing or hereafter drafted or executed (collectively, the "Grantor Obligations") unless Secured Party or any such purchaser otherwise expressly agrees to assume any or all of said Grantor Obligations in writing. In the event of foreclosure by Secured Party, Grantor shall remain bound and obligated to perform the Grantor Obligations and Secured Party shall not be deemed to have assumed any of such Grantor Obligations except as provided in the preceding sentence.

      SECTION 4. Representations and Warranties. Grantor represents and warrants as follows:

      (a) Ownership of Collateral. Grantor is the legal and beneficial owner of the Collateral free and clear of any lien except for the security interest created by this Agreement and any Permitted Lien. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office except such as may have been filed in favor of Secured Party relating to this Agreement.

      (b) Office Locations; Other Names. The chief place of business, the chief executive office and the office where Grantor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at 1401 Elm Street, Dallas, Texas 75626. Grantor has not in the past done, and does not now do, business under any other name (including trade-name or fictitious business name).

      (c) Consents or Governmental Authorizations. No consent of any other Person (including, without limitation, any voting shareholder or any creditor of Grantor), and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Grantor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor).

      (d) Perfection. This Agreement, together with the registration of the security interest of Secured Party hereunder on the books and records of Company and the filing of a financing statement describing the Collateral with the Secretary of State of [Florida], which registration and filing have been made, creates a valid and perfected first-priority security interest in the Collateral, securing the payment of the Secured Obligations.

      (e) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all respects.

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


      SECTION 5.     Further Assurances.

      (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

      (b) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

      (c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

      SECTION 6.     Certain Covenants of Grantor.  Grantor shall:

      (a) not, without the prior written consent of the Secured Party which consent shall not be unreasonably withheld, sell, assign (by operation of law or otherwise) or otherwise dispose of any part of the Collateral;

      (b) at its expense maintain and protect the Collateral and take no action which would have a detrimental effect on the Collateral;

      (c) not create or suffer to exist any lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

      (d) not  enter  into  any  transaction  of  merger  or  consolidation,  or
liquidate,   wind  up  or  dissolve   itself  (or  suffer  any   liquidation  or
dissolution);

      (e) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

      (f) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business, chief executive office or residence or the office where Grantor keeps its records regarding the Collateral; and

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


      (g) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment.

      SECTION 7. Secured Party Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

      (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

      (b) to receive, endorse and collect all instruments made payable to Grantor representing any payment of profits, dividends, capital proceeds or any other distribution in respect of any of the Collateral;

      (c) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral; and

      (d) to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

      SECTION 8. Secured Party May Perform. If Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 12 hereof.

      SECTION 9. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of a similar nature.

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


      SECTION 10. Remedies. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

      SECTION 11. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

            FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by

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

      Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 12;

            SECOND:     To the  payment of all other  Secured  Obligations  in
      such order as Secured Party shall elect; and

            THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      SECTION 12.    Indemnity and Expenses.

      (a) Grantor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

      (b) Grantor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

      (c) Anything contained in this Agreement to the contrary notwithstanding, the obligations of Grantor set forth in this Section 12 are included herein solely for the purpose of including such obligations within the Secured Obligations, and such obligations shall in all respects be limited by the provisions of Section 23; accordingly, nothing in this Section 12 shall be construed in a manner which shall obligate Grantor to make any payment, or provide any security, to Secured Party with respect to such obligations apart from the grant of the security interest in the Collateral as set forth in
Section 1 hereof.

      SECTION 13. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer any Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

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



      SECTION 14. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

      SECTION 15. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth in the Loan Agreement or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

      SECTION 16. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

      SECTION 17. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      SECTION 18. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      SECTION 19. Governing Law: Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Asset Purchase Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

      SECTION 20. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO

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


THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YOR, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Grantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Grantor at its address provided in Section 15, such service being hereby acknowledged by Grantor to be sufficient for personal jurisdiction in any action against Grantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Grantor in the courts of any other jurisdiction.

      SECTION 21. Waiver of Jury Trial. GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the. court.

      SECTION 22. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      SECTION 23. No Recourse. Notwithstanding anything to the contrary in this Agreement, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the Secured Obligations, against Grantor individually or personally, any successor or Affiliate of Grantor, or any of the assets of the aforesaid persons, it being expressly understood that the sole remedies available to Secured Party pursuant to this Agreement with respect to the Secured Obligations shall be against the Collateral; provided that nothing in this Section 23 shall (i) constitute a waiver, release or discharge of any of the Secured Obligations, but the same shall continue until fully paid, discharged, observed or performed, or (ii) in any way limit or restrict any right of Secured Party to foreclose the liens and security interests granted pursuant to Agreement or otherwise realize upon any of the Collateral.

      SECTION 24. Construction. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments

                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    URBAN COOL NETWORK, INC., a Delaware
                                    corporation

                                     /s/ Jacob R. Miles, III
                                    --------------------------------------------
                                    Jacob R. Miles, III
                                    Chief Executive Officer

                                    THE ELITE FUNDING GROUP, INC., a Florida corporation

                                    By: /s/ R. Herskowitz
                                       -----------------------------------------
                                       Name:
                                       Title: